Exhibit 99.1

Certificate pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In connection with the Annual Report of GlobalSCAPE, Inc. on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the  “Report”), we, Sandra Poole-Christal, President and Chief Operating Officer and Daniel McRedmond, Vice President of Finance and Administration, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GlobalSCAPE, Inc.

/s/ Sandra Poole-Christal
Sandra Poole-Christal
President and Chief Operating Officer
March 28, 2003

/s/ Daniel McRedmond
Daniel McRedmond
Vice President Finance and Administration
March 28, 2003